EX-7.h


                                AMENDMENT NO. 10
                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                            EFFECTIVE JANUARY 1, 2002

                                     Between

                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")


Effective January 16, 2007, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to reflect the addition of new investment funds and updated fund names, and to accept the inclusion of four contracts issued after the treaty closed for new business. To effect these changes, the following provisions of this Agreement are hereby amended:

     o Article III, EFFECTIVE DATE, TERM, AND TERMINATION, Amendment #7, is hereby replaced by the attached Article III.

     o Schedule B-2, SUBACCOUNTS SUBJECT TO THIS REINSURANCE AGREEMENT, Amendment #9, is hereby replaced by the attached Schedule B-2.


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
Jackson National Life Insurance Company              ACE Tempest Life Reinsurance Ltd.

By  LISA C. DRAKE                                    By  HUAN TSENG
    -------------                                        ----------

Name Lisa C. Drake                                   Name  Huan Tseng

Title   SVP & Chief Actuary                          Title  SVP and Chief Pricing Officer
        -------------------                                 -----------------------------

Date    January 22, 2007                              Date  Jan 15, 2007
        ----------------                                    ------------

ARTICLE III  -  EFFECTIVE DATE, TERM AND TERMINATION

A. This Agreement covers individual ANNUITY CONTRACTs issued by the CEDING COMPANY that:

     (i)  are among the CONTRACT TYPES identified by form in Schedule B-1;

     (ii) have accounts invested in the investment funds listed in Schedule B-2;

     (iii) are issued on and after the EFFECTIVE DATE and prior to the date this Agreement terminates for new ACTIVE CONTRACTS;

     (iv) are issued within the limits and rules described in Schedule C-1 and C-2;

     (v) are in compliance with all of the other terms and provisions of this Agreement; and

     (vi) have elected to purchase the Guaranteed Minimum Income Benefit, as described in Schedule A; and

     (vii) are ACTIVE CONTRACTS.

     The Agreement remains effective for ACTIVE CONTRACTS subject to the terms and conditions of this Agreement, through the TERMINATION DATE, unless terminated pursuant to the paragraphs listed below.

B. This Agreement will terminate for new ACTIVE CONTRACTS issued by the CEDING COMPANY on the earlier of (i) February 28, 2005 or (ii) the date that cumulative RETAIL ANNUITY PREMIUMS exceed the limits provided in Schedule C-2, Paragraph 4. Notwithstanding the above, the following four contracts issued after February 28, 2005 are accepted under this treaty: 009199790A, 009200239A, 009204723A, and 009202865A.

C. This Agreement will terminate with respect to each ACTIVE CONTRACT subject to it, as of the last date of the REINSURANCE TERM for each ACTIVE CONTRACT.

D. The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, by giving ninety (90) days advance notice to the REINSURER, after the occurrence of any of the following:

     1. The REINSURER's Standard and Poor's Rating is reduced to a "BBB" or lower. The REINSURER must report any adverse change in Standard and Poor's Rating to CEDING COMPANY within fifteen (15) days of the change. Any notice of termination given by the CEDING COMPANY due to such rating reduction shall be deemed withdrawn if the REINSURER'S Standard and Poor's Rating is restored to a level higher than "BBB" during the 90 day notice period;

     2. An order is entered appointing a receiver, conservator or trustee for management of the REINSURER or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of the REINSURER;

     3. The REINSURER's U.S. GAAP surplus position is reduced to 75% or less of its U.S. GAAP surplus position as of December 31, 2000. The REINSURER must report such a reduction within fifteen (15) days after it occurs. The REINSURER's surplus position as of December 31, 2000 is provided in Schedule H. Any notice of termination given by the CEDING COMPANY due to such surplus reduction shall be deemed withdrawn if the REINSURER'S U.S. GAAP surplus position is restored to a level higher than 75% of its U.S. GAAP surplus position as of December 31, 2001 during the 90 day notice period.

E. The REINSURER shall have the option of terminating this Agreement for new business, existing business or both by giving ninety (90) days advance written notice to the CEDING COMPANY after the occurrence of any of the following:

     1. The CEDING COMPANY fails to provide timely submissions of all material data required to be provided in accordance with Schedule G, provided that the REINSURER's notice of termination identifies whether new contracts, existing contracts or both will be terminated and provided further that the REINSURER's notice of termination shall be deemed withdrawn if the CEDING COMPANY, within 90 days after the date the REINSURER's notice of termination is given, provides to the REINSURER all data submissions then in arrears.

     2. The CEDING COMPANY fails to pay a premium due on or before the REMITTANCE DATE. In the event that a premium due is not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this Agreement by giving ninety (90) days advance notice of termination to the CEDING COMPANY. If all premiums in default and interest in accordance with Article III, Paragraph F are received by the REINSURER within the ninety (90) day notice period, the Agreement will remain in effect and the notice of termination deemed withdrawn. As of the close of the last day of the ninety (90) day notice period, the REINSURER'S liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.

F. Except as otherwise provided herein, upon termination of this Agreement for existing business, the REINSURER shall have no reinsurance liability with respect to any ANNUITY CONTRACT. Notwithstanding termination of reinsurance as provided herein, the REINSURER shall continue to be liable to the CEDING COMPANY for all unpaid ADJUSTED GMIB CLAIMS arising as a result of a GMIB EXERCISE of an ACTIVE CONTRACT made prior to the date this Agreement is terminated, and the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid QUARTERLY REINSURANCE PREMIUMS earned by the REINSURER, under this Agreement until the date the Agreement is terminated. Any net amounts due from either party after termination are subject to a daily interest charge from the REMITTANCE DATE until the date paid. The daily interest rate is equal to 1/365 times the sum of (1) the 3 month LIBOR rate on the preceding MONTHLY VALUATION DATE, as published in the Wall Street Journal, and (2) 1.00%.

ARTICLE III AMENDMENT #. 10

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                                                             SCHEDULE B-2

                                           Subaccounts Subject to this Reinsurance Agreement

----------------------------------------------------- -------------------------------------------------------- ---------------------
FUND NAME                                             COMMENT                                                  PRODUCT AVAILABILITY
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/AIM Large Cap Growth Fund                         2/18/2004 merged with JNL/AIM Premier Equity II Fund     All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/AIM Real Estate Fund                              New 5/2/05
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/AIM Small Cap Growth Fund                                                                                  All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Alger Growth Fund                                                                                          All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Credit Suisse Global Natural Resources            New 1/16/2007                                            All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Credit Suisse Long/Short                          New 1/16/2007                                            All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Eagle Core Equity Fund                                                                                     All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Eagle SmallCap Equity Fund                                                                                 All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/FMR Balanced Fund                                 Subadvisor changed from Janus on 2/18/04                 All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/FMR Mid-Cap Equity Fund                           Subadvisor changed from Janus on 2/18/04.  Name changed  All from JNL/FMRCapital Growth Fund effective 5/1/2006
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Franklin Templeton Founding Strategy              New 1/16/2007                                            All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Franklin Templeton Global Growth                  New 1/16/2007                                            All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Franklin Templeton Income Fund                    New fund effective 5/1/2006                              All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Franklin Templeton Mutual Shares                  New 1/16/2007                                            All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Franklin Templeton Small Cap Value Fund           New 5/2/05
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Goldman Sachs Mid Cap Value Fund                  New 5/2/05
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Goldman Sachs Short Duration Bond Fund            New fund effective 5/1/2006                              All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/JPM International Equity Fund                     Named changed from JNL/Putnam International Equity
                                                      Fund on 5/2/05
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/JPMorgan International Value Fund                                                                          All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Lazard Emerging Markets Fund                      New fund effective 5/1/2006                              All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Lazard Mid Cap Value Fund                                                                                  All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Lazard Small Cap Value Fund                                                                                All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/ Mellon Capital Management 25 Fund                Subadvisor changed from Curian effective 2/18/04         All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Mellon Capital Management Bond Index
Fund                                                                                                           All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/ Mellon Capital Management
Communications Sector Fund                            Subadvisor changed from Curian effective 2/18/04         All
----------------------------------------------------- -------------------- ----------------------------------- ---------------------
----------------------------------------------------- -------------------- ----------------------------------- ---------------------
JNL/ Mellon Capital Management
Consumer Brands Sector Fund                           Subadvisor changed from Curian effective 2/18/04         All
----------------------------------------------------- --------------------- ---------------------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------------------- ---------------------
JNL/ Mellon Capital Management Oil                    Subadvisor changed from Curian effective 2/18/04.        All
& Gas Sector Fund                                     Name changed from JNL/Mellon Capital Mangement Energy
                                                      Sector Fund on 5/2/05
----------------------------------------------------- --------------------- ---------------------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------------------- ---------------------
JNL/Mellon Capital Management Enhanced                Subadvisor was Curian between 12/15/03 and 2/18/04       All
S&P 500 Stock Index Fund                              and JPMorgan prior to 12/15/03
----------------------------------------------------- --------------------- ---------------------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------------------- ---------------------
JNL/ Mellon Capital Management Financial              Subadvisor changed from Curian effective 2/18/04         All
Sector Fund
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/ Mellon Capital Management Global                                                                          All
15 Fund
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Mellon Capital Management International                                                                    All
Index Fund
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/ Mellon Capital Management JNL 5 Fund             Effective 10/4/04                                        All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Mellon Capital Management JNL Optimized 5
Fund                                                  New fund effective 5/1/2006                              All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/ Mellon Capital Management Healthcare Sector      Subadvisor changed from Curian effective 2/18/04.  Name  All
Fund                                                  changed from JNL/Mellon Capital Mangement
                                                      Pharmaceutical/Healthcare Sector Fund on 5/2/05
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Mellon Capital Management S&P (R) 24 Fund         New fund effective 5/1/2006                              All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Mellon Capital Management S&P 400 MidCap Index    Subadvisor was Curian between 12/15/03 and 2/18/04 and   All
Fund                                                  Mellon Capital Management prior to 12/15/03
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- ------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund      Subadvisor was Curian between 12/15/03 and 2/18/04 and   All
                                                      Mellon Capital Management prior to 12/15/03
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/ Mellon Capital Management Select Small-Cap Fund  Subadvisor changed from Curian effective 2/18/04         All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Mellon Capital Management Small Cap Index Fund    Subadvisor was Curian between 12/15/03 and 2/18/04 and   All
                                                      Mellon Capital  Management prior to 12/15/03
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/ Mellon Capital Management Technology Sector      Subadvisor changed from Curian effective 2/18/04         All
Fund
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Mellon Capital Management Dow SM Dividend         New fund effective 1/17/2006                             All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/ Mellon Capital Management Dowsm 10 Fund          Name changed effective 1/17/2006                         All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/ Mellon Capital Management S&P(R) 10 Fund         Name changed effective 1/17/2006                         All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/ Mellon Capital Management VIP Fund               Effective 10/4/2004                                      All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/ Mellon Capital Management Nasdaq(R) 15 Fund      Effective 10/4/2004                                      All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/ Mellon Capital Management Value Line(R)  25      Effective 10/4/2004                                      All
Fund
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Oppenheimer Global Growth Fund                                                                             All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Oppenheimer Growth Fund                                                                                    All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/PIMCO Real Return                                 New 1/16/2007                                            All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/PIMCO Total Return Bond Fund                                                                               All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/PPM America Value Equity                          Name changed from JNL/Putnam Value Equity Fund on        All
                                                      1/16/2007
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Putnam Equity Fund                                                                                         All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Putnam Midcap Growth Fund                                                                                  All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/S&P Disciplined Moderate                          New 1/16/2007                                            All but Fifth Third
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/S&P Disciplined Moderate Growth                   New 1/16/2007                                            All but Fifth Third
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/S&P Disciplined Growth                            New 1/16/2007                                            All but Fifth Third
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/S&P  Managed Growth Fund                          Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I.   All
                                                      On 10/4/04 merged with JNL/S&P Core Index 100 Fund
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/S&P Managed Aggressive Growth Fund                Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. All
                                                      On 10/4/04 merged with JNL/S&P Equity Growth Fund I,
                                                      JNL/S&P Equity Aggressive Growth Fund I, JNL/S&P Very
                                                      Aggressive Growth Fund I, JNL/S&P Core Index 50 Fund,
                                                      and JNL/S&P Core Index 75 Fund
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/S&P Managed Conservative Fund                     Effective 10/4/04                                        All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/S&P Managed Moderate Fund                         Effective 10/4/04                                        All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/S&P Managed Moderate Growth Fund                  Prior to 10/4/04 named JNL/S&P Conservative Growth
                                                      Fund I                                                   All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/S&P Retirement Income                             New fund effective 1/17/2006                             All but Fifth Third
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/S&P Retirement 2015                               New fund effective 1/17/2006                             All but Fifth Third
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/S&P Retirement 2020                               New fund effective 1/17/2006                             All but Fifth Third
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/S&P Retirement 2025                               New fund effective 1/17/2006                             All but Fifth Third
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Select Balanced Fund                              Prior to 10/4/04 named JNL/PPM America Balanced Fund     All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Select Global Growth Fund                         Formerly JNL/Janus Global Equities Fund                  All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Select Large Cap Growth Fund                      Formerly JNL/Janus Aggressive Growth Fund                All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Select Money Market Fund                          Prior to 10/4/04 named JNL/PPM America Money Market
                                                      Fund                                                     All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Select Value Fund                                 Prior to 10/4/04 named PPM JNL/PPM America Value Fund    All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/T. Rowe Price Established Growth Fund             JNL/Alliance Capital Growth Fund was merged with this
                                                      fund 5/2/05.       All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/T. Rowe Price Mid-Cap Growth Fund All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/T. Rowe Price Value Fund All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Western Asset High Yield Bond Fund                Effective 10/4/04. JNL/PPM America High Yield Bond Fund  All
                                                      was merged  into this on 10/4/04. Name changed from
                                                      JNL/Salomon Brothers High Yield Bond Fund effective
                                                      5/1/2006 and from JNL/Western High Yield Bond Fund
                                                      effective 1/16/2007.
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------

JNL/Western Asset Strategic Bond Fund                 Formerly JNL/Salomon Brothers Global Bond Fund. Name     All
                                                      changed from  JNL/Salomon  Brothers Strategic Bond Fund
                                                      effective 5/1/2006 and from JNL/Western  Strategic Bond
                                                      Fund effective 1/16/2007.
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
JNL/Western Asset U.S. Govt. & Quality Bond Fund      Name changed from JNL/Salomon Brothers U.S. Govt. &      All
                                                      Quality Bond Fund effective 5/1/2006 and from
                                                      JNL/Western U.S. Govt. & Quality Bond Fund effective
                                                      1/16/2007.
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
Fifth Third Balanced VIP Fund                                                                                  Fifth Third Only
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
Fifth Third Disciplined Value VIP Fund                                                                         Fifth Third Only
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
Fifth Third Mid Cap VIP Fund                                                                                   Fifth Third Only
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
Fifth Third Quality Growth VIP Fund                                                                            Fifth Third Only
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------

----------------------------------------------------- -------------------------------------------------------- ---------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL GENERAL ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
Guaranteed Five Year Fixed                                                                                     All but Focus
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
12 Month DCA                                                                                                   All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
6 Month DCA                                                                                                    All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
Guaranteed One Year Fixed                                                                                      All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
Guaranteed Seven Year Fixed                                                                                    All but Focus
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
Guaranteed Three Year Fixed                                                                                    All
----------------------------------------------------- -------------------------------------------------------- ---------------------
----------------------------------------------------- -------------------------------------------------------- ---------------------
S&P 500 Composite Stock Price Index - 9 Year Period   Only available prior to 10/4/04                          Perspective II and
                                                                                                               Fifth Third
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JNL ACE 2002 TREATY SCHEDULE B-2 AMENDMENT # 10